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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 1, 2002



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Ohio                            1-10767                  31-1322832
------------                -------------------------   ------------------------
(STATE OR OTHER               (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         On February 4, 2002, Value City Department Stores, Inc. (the "Company") issued a press release announcing the termination by Schottenstein Stores Corporation ("SSC") of its letter of intent with respect to the purchase of Shonac Corporation, DSW Shoe Warehouse, Inc. and Filene's Basement, Inc. The parties agreed to continue the SSC $100 million subordinated credit facility for the Company, pursuant to the terms of that certain Second Amendment to Subordinated Credit Agreement, attached hereto as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference. The full text of the First Amendment to Subordinated Credit Agreement is attached in its entirety as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         (C)      EXHIBITS.
         Exhibit No.                           Description

                10.1 First Amendment to Subordinated Credit Agreement (dated as of December 11, 2000) by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender, dated as of September 10, 2001.

                10.2 Second Amendment to Subordinated Credit Agreement (dated as of December 11, 2000) by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender, dated as of February 1, 2002.

                 99 Press Release, dated February 4, 2002, entitled "Value City Department Stores, Inc. to Keep Subsidiaries."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VALUE CITY DEPARTMENT STORES, INC.


Date:    February 5, 2002         By: /s/ James A. McGrady
                                      ------------------------------------
                                      James A. McGrady, Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                       Description

                  10.1 First Amendment to Subordinated Credit Agreement (dated as of December 11, 2000) by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender, dated as of September 10, 2001.

                  10.2 Second Amendment to Subordinated Credit Agreement (dated as of December 11, 2000) by and between Value City Department Stores, Inc. as Borrower and Schottenstein Stores Corporation as Lender, dated as of February 1, 2002.

                  99 Press Release, dated February 4, 2002, entitled "Value City Department Stores, Inc. to Keep Subsidiaries."